UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2007

                                 SONIC SOLUTIONS
             (Exact name of registrant as specified in its charter)

        California                    23190                     93-0925818
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
     of organization)                                       Identification No.)


           101 Rowland Way, Suite 110 Novato, CA             94945
         (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:      (415) 893-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING

         On February 13, 2006, Sonic Solutions (the "Company") received a Nasdaq Staff Determination notice from The Nasdaq Stock Market stating that the Company's common stock is subject to delisting from The Nasdaq Global Select Market. The notice, which Sonic expected, was issued in accordance with standard Nasdaq procedures as a result of the Company's inability to timely file its Quarterly Report on Form 10-Q for the quarter ended December 31, 2006. Timely filing of periodic reports with the SEC is a requirement for continued listing under Nasdaq Marketplace Rule 4310(c)(14). The Company will appeal the Nasdaq Staff Determination and request a hearing before a Nasdaq Listing Qualifications Panel (the "Panel") in accordance with the Nasdaq Marketplace Rules. The appeal and hearing request will automatically stay delisting of the Company's common stock pending the Panel's review and determination. Until the Panel issues a determination following the hearing, the Company's common stock will continue to be listed on The Nasdaq Global Market. There can be no assurance that the Panel will grant the Company's request for continued listing.

         On February 16, 2007 the Company issued a related press release announcing its receipt of the Nasdaq Staff Determination and its plans to appeal and request a hearing. The full text of the press release is attached as Exhibit
99.1 to this report and is hereby incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      d.  Exhibits

      The following exhibit is furnished with this Current Report on Form 8-K:

     Exhibit                              Description
    ---------       ------------------------------------------------------------

      99.1          Press Release of Sonic Solutions dated February 16, 2007










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SONIC SOLUTIONS

                              By:   /s/  David C. Habiger
                                    ---------------------
                                    Name:  David C. Habiger
                                    Title: President and Chief Executive Officer
                                           (Principal Executive Officer)



Date:  February 16, 2007












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